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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): December 4, 2003

                                    DVI, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


          DELAWARE                 001-11077                   22-2722773
-------------------------         -----------             ---------------------
      (State or Other             (Commission                (IRS Employer
Jurisdiction of Formation)        File Number)            Identification Number)


                        2500 YORK ROAD, JAMISON, PA 18929


       Registrant's Telephone Number, Including Area Code: (215) 488-5000

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  Other Events and Required FD Disclosure

On August 25, 2003, DVI, Inc. ("DVI"), together with DVI Financial Services Inc. ("DVI FS") and DVI Business Credit Corporation ("DVI BC") filed a petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware. On October 20, 2003, DVI, DVI FS and DVI BC filed their respective Monthly Operating Reports (the "Reports") with the U.S. Bankruptcy Court and the U.S. Trustee for the period from August 25, 2003 to September 30, 2003. On December 4, 2003, DVI, DVI FS and DVI BC filed supplemented Reports with the U.S. Bankruptcy Court and U.S. Trustee, which further explain the information provided in the Reports (the "Supplemented Reports"). DVI is hereby filing these Supplemented Reports.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Exhibits

                  99.1 - DVI Financial Services Inc. Monthly Operating Report for the period from August 25, 2003 to September 30, 2003.

                  99.2 - DVI Business Credit Corporation Monthly Operating Report for the period from August 25, 2003 to September 30, 2003.

                  99.3 - DVI, Inc. Monthly Operating Report for the period from August 25, 2003 to September 30, 2003.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              DVI, INC.

                                              By:  /s/ Mark E. Toney
                                                   ---------------------------
                                                   Mark E. Toney
                                                   President & Chief Executive
                                                   Officer of DVI, Inc.

Dated: December 4, 2003